                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported): January 17, 1996

                           CoreStates Financial Corp
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             (Exact name of registrant specified in its Charter)


        Pennsylvania             0-6879                  23-1899716
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        (State or other          (Commission             (IRS Employee
        jurisdiction of          File Number)            identification No.)
        incorporation)

                    Centre Square West, 1500 Market Street
                Philadelphia, Pennsylvania               19101
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            (Address of principal executive offices)    (Zip Code)


          Registrant's telephone, including area code: (215) 973-7488
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        (Former name and former address, if changed since last report)

Item 5.  Other Events.
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     The information set forth in the earnings news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.

Item 7.  Exhibits
         --------

     99  CoreStates Financial Corp Earnings News Release dated January 17, 1996.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CORESTATES FINANCIAL CORP
                                                   (Registrant)



                                             By /s/David T. Walker
                                                -------------------------
                                                David T. Walker
                                                Senior Vice President


Dated: January 18, 1996

                                 Exhibit Index
                                 -------------


Exhibit No.                                                        Page
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99                    CoreStates Financial Corp Earnings
                      News Release Dated January 17, 1996            4